October 3, 2014

Supplement

SUPPLEMENT DATED OCTOBER 3, 2014 TO THE PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE LIMITED DURATION PORTFOLIO
(the "Portfolio")
CLASS X and CLASS Y
Dated May 1, 2014

Effective immediately, Matthew Dunning has been added to the team primarily responsible for the day-to-day management of the Portfolio. Accordingly, effective immediately, the Prospectus is revised as follows:

The section of the Prospectus entitled "Portfolio Summary—Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Name	Title with Adviser	Date Began Managing Portfolio
Neil Stone	Managing Director	January 2011
Joseph Mehlman	Executive Director	May 2008
Matthew Dunning	Executive Director	October 2014

The second and third paragraphs under the section of the Prospectus entitled "Portfolio Details—Fund Management" are hereby deleted and replaced with the following:

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Neil Stone, Joseph Mehlman and Matthew Dunning.

Mr. Stone has been associated with the Adviser in an investment management capacity since 1995. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Dunning re-joined the Adviser in July 2014. Prior to re-joining the Adviser, Mr. Dunning managed the municipal valuation rates group and was a senior taxable municipal bond analyst at Bloomberg L.P. from March 2010 to July 2014. Prior to March 2010, he worked in various trading and portfolio management roles for the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 3, 2014

Supplement

SUPPLEMENT DATED OCTOBER 3, 2014 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
LIMITED DURATION PORTFOLIO
(the "Portfolio")
Dated May 1, 2014

Effective immediately, Matthew Dunning has been added to the team primarily responsible for the day-to-day management of the Portfolio. As a result, the following information is hereby added to the table under the section of the Statement of Additional Information ("SAI") entitled "Investment Advisory and Other Services—Fund Management—Other Accounts Managed by Portfolio Managers at December 31, 2013 (unless otherwise indicated)" at the end of the section of the table entitled "Limited Duration":

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Matthew Dunning*	1	$85.1 million	0	$0	0	$0

*  As of September 30, 2014.

The following information is hereby added to the table under the section of the SAI entitled "Investment Advisory and Other Services—Fund Management—Securities Ownership of Portfolio Managers" at the end of the section of the table entitled "Limited Duration":

Matthew Dunning—none

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.